Exhibit 4.18

EXECUTION VERSION

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE dated as of December 21, 2015, among the Subsidiary Guarantors set forth in Schedule I hereto, Cequel Communications, LLC and Cequel Communications Holdings II, LLC (collectively, the “New Guarantors”), Altice US Finance I Corporation (the “Issuer”), Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and JPMorgan Chase Bank, N.A., as notes security agent (the “Notes Security Agent”) under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer, the Trustee and the other parties thereto have heretofore executed and delivered an indenture, dated as of June 12, 2015 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of 5 3/8% Senior Secured Notes due 2023 the “Notes”);

WHEREAS, pursuant to Sections 4.17, 4.25, 9.01, 9.05 and 10.05 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture;

WHEREAS, Cequel Communications, LLC is the Company, Cequel Communications Holdings II, LLC is the Parent Guarantor and each of the Subsidiary Guarantors is a Restricted Subsidiary of the Company;

WHEREAS, each party hereto has duly authorized the execution and delivery of this Supplemental Indenture and has done all things necessary to make this Supplemental Indenture a valid agreement in accordance with its terms;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the New Guarantors, the Issuer, the Notes Security Agent and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

ARTICLE 1
Defined Terms

Section 1.01.                          Defined Terms.  As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital thereto are used herein as therein defined.  The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE 2
Obligations and Agreements; Agreement to be Bound; Agreement to Guarantee; Limitations

Section 2.01.                          Obligations and Agreements.  Each of the New Guarantors hereby becomes a party to the Indenture as a Guarantor and as such will have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture.

Section 2.02.                          Agreement to be Bound.  Each of the New Guarantors agrees to be bound by all of the provisions of the Indenture applicable to a Guarantor and to perform all of the obligations and agreements of a Guarantor under the Indenture.

Section 2.03.                          Agreement to Guarantee.  Each of the New Guarantors hereby agrees, jointly and severally with all other Guarantors on the date hereof, to unconditionally guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 and Article 12 of the Indenture.

Section 2.04.                          Limitations on Note Guarantee.  Each of the New Guarantors’ Note Guarantee is hereby limited pursuant to Section 10.07 of the Indenture.

ARTICLE 3
Miscellaneous

Section 3.01.                          Notices.  All notices and other communications to each of the New Guarantors shall be given as provided in the Indenture, at its address set forth below, with a copy to the Issuer as provided in the Indenture for notices to the Issuer:

c/o Cequel Communications Holdings I, LLC
12444 Powerscourt Drive, Suite 450
St. Louis, MO 63131
Attention:  Board of Directors
Facsimile:  +(1)314 965-0500

Section 3.02.                          Parties.  Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

Section 3.03.                          Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.04.                          Jurisdiction.  Each of the New Guarantors irrevocably (i) agrees that any legal suit, action or proceeding against it arising out of or based upon this Supplemental Indenture or the transactions contemplated hereby may be instituted in any U.S. Federal or state court in the Borough of Manhattan, The City of New York court and (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding.

Section 3.05.                          Severability Clause.  In case any one or more of the provisions in this Supplemental Indenture shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

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Section 3.06.                          Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.  The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

Section 3.07.                          Counterparts.  The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

Section 3.08.                          Headings.  The headings of the Articles and the sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

Section 3.09.                          Successors.  All covenants and agreements in this Supplemental Indenture by the parties hereto shall bind their successors and assigns, whether so expressed or not.

Section 3.10.                          Trustee and Notes Security Agent.  The Trustee and Notes Security Agent shall not be responsible for or in respect of the sufficiency of this Supplemental Indenture or for or in respect of the recitals herein, which have been made by the Issuer and each of the New Guarantors.

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IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

Altice US Finance I Corporation, as Issuer

By:	/s/ Jérémie Bonnin
Name:	Jérémie Bonnin
Title:

(Signature Page to Senior Secured Notes Supplemental Indenture)

Deutsche Bank Trust Company Americas, as Trustee

By:	/s/ Julia Engel
Name:	Julia Engel
Title:	Vice President

By:	/s/ Anthony D’Amato
Name:	Anthony D’Amato
Title:	Associate

(Signature Page to Senior Secured Notes Supplemental Indenture)

J.P. Morgan Chase Bank, N.A., as Notes Security Agent

By:	/s/ Tina Ruyter
Name:	Tina Ruyter
Title:	Executive Director

By:
Name:
Title:

(Signature Page to Senior Secured Notes Supplemental Indenture)

CEQUEL COMMUNICATIONS, LLC, as Company

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title: Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

CEQUEL COMMUNICATIONS HOLDINGS II, LLC, as Parent Guarantor

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and
Assistant Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Appalachian Communications, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

A R H, Ltd.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cable Systems, Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Acquisition, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Acquisition, L.P.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Connections, Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Connections Equipment Sales, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Connections Finance Corp.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Corporation

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge General, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Limited, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom CA, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom General, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom ID, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom IN, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom KS, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom KY, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom LA, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom Limited, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom MO, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom MS, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom NC, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom NM, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom OH, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom OK, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom TX, L.P. (LLC)

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom VA, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cebridge Telecom WV, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cequel III Communications I, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cequel III Communications II, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cequel Communications II, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cequel Communications III, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cequel Communications IV, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Cequel Communications Access Services, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Classic Cable, Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Classic Cable of Louisiana, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Classic Cable of Oklahoma, Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Classic Communications, Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Friendship Cable of Arkansas, Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Friendship Cable of Texas, Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Hornell Television Service Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Kingwood Holdings LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Mercury Voice and Data, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

NPG Cable, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

NPG Digital Phone, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

ORBIS1, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

TCA Communications, LLC

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Universal Cable Holdings, Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

WK Communications, Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Excell Communications, Inc.

By:	/s/ Craig Rosenthal
Name:	Craig Rosenthal
Title:	Senior Vice President,
General Counsel and Assistant Secretary

(Signature Page to Senior Secured Notes Supplemental Indenture)

Kingwood Security Services, LLC

By:	/s/ Ralph G. Kelly
Name:	Ralph G. Kelly
Title:

(Signature Page to Senior Secured Notes Supplemental Indenture)

Schedule I — Subsidiary Guarantors

Appalachian Communications, LLC
A R H, Ltd.
Cable Systems, Inc.
Cebridge Acquisition, LLC
Cebridge Acquisition, L.P.
Cebridge Connections, Inc.
Cebridge Connections Equipment Sales, LLC
Cebridge Connections Finance Corp.
Cebridge Corporation
Cebridge General, LLC
Cebridge Limited, LLC
Cebridge Telecom CA, LLC
Cebridge Telecom General, LLC
Cebridge Telecom ID, LLC
Cebridge Telecom IN, LLC
Cebridge Telecom KS, LLC
Cebridge Telecom KY, LLC
Cebridge Telecom LA, LLC
Cebridge Telecom Limited, LLC
Cebridge Telecom MO, LLC
Cebridge Telecom MS, LLC
Cebridge Telecom NC, LLC
Cebridge Telecom NM, LLC
Cebridge Telecom OH, LLC
Cebridge Telecom OK, LLC
Cebridge Telecom TX, L.P. (LLC)
Cebridge Telecom VA, LLC
Cebridge Telecom WV, LLC
Cequel III Communications I, LLC
Cequel III Communications II, LLC
Cequel Communications II, LLC
Cequel Communications III, LLC
Cequel Communications IV, LLC
Cequel Communications Access Services, LLC
Classic Cable, Inc.
Classic Cable of Louisiana, LLC
Classic Cable of Oklahoma, Inc.
Classic Communications, Inc.
Friendship Cable of Arkansas, Inc.
Friendship Cable of Texas, Inc.
Hornell Television Service Inc.
Kingwood Holdings LLC
Mercury Voice and Data, LLC
NPG Cable, LLC
NPG Digital Phone, LLC
ORBIS 1, LLC
TCA Communications, LLC
Universal Cable Holdings, Inc.

S-1

WK Communications, Inc.
Excell Communications, Inc.
Kingwood Security Services, LLC

S-2